MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES     Two World
                                                                    Trade Center

LETTER TO THE SHAREHOLDERS October 31, 1998             New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Morgan Stanley Dean Witter Insured California Municipal Securities (ICS) for the fiscal year ended October 31, 1998.

On December 21, 1998, after the close of the period under review, the Trust changed its name from InterCapital Insured California Municipal Securities to Morgan Stanley Dean Witter Insured California Municipal Securities. Information on the name change was mailed to shareholders in mid-December under separate cover.

Since our last report six months ago, global financial turmoil, including the Russian currency crisis, has continued to affect the securities markets. This led to a flight-to-quality rally for U.S. Treasury bonds, with yields falling to 30-year lows. Municipal bond yields declined but lagged the downward trend of Treasury yields.

The deflationary impact of the international financial crisis began to temper U.S. economic growth prior to the summer's tumultuous market activity. Lower commodity prices, cheaper imports and improved

                            BOND YIELDS 1994 - 1998

       30-Year Insured       30-Year U.S.        Insured Municipal Yields as a
       Municipal Yields    Treasury Yields    Percentage of U.S. Treasury Yields
1994        5.4%                 6.34%                     85.17%
            5.4                  6.24                      86.54
            5.8                  6.66                      87.09
            6.4                  7.09                      90.27
            6.35                 7.32                      86.75
            6.25                 7.43                      84.12
            6.5                  7.61                      85.41
            6.25                 7.39                      84.57
            6.3                  7.45                      84.56
            6.55                 7.81                      83.87
            6.75                 7.96                      84.8
            7                    8.00                      87.5
            6.75                 7.88                      85.66
1995        6.4                  7.70                      83.12
            6.15                 7.44                      82.66
            6.15                 7.43                      82.77
            6.2                  7.34                      84.47
            5.8                  6.66                      87.09
            6.1                  6.62                      92.15
            6.1                  6.86                      88.92
            6                    6.66                      90.09
            5.95                 6.48                      91.82
            5.75                 6.33                      90.84
            5.5                  6.14                      89.58
            5.35                 5.94                      90.07
1996        5.4                  6.03                      89.55
            5.6                  6.46                      86.69
            5.85                 6.66                      87.84
            5.95                 6.89                      86.36
            6.05                 6.99                      86.55
            5.9                  6.89                      85.63
            5.85                 6.97                      83.93
            5.9                  7.11                      82.98
            5.7                  6.93                      82.25
            5.65                 6.64                      85.09
            5.5                  6.35                      86.61
            5.6                  6.63                      84.46
1997        5.7                  6.79                      83.95
            5.65                 6.80                      83.09
            5.9                  7.10                      83.1
            5.75                 6.94                      82.85
            5.65                 6.91                      81.77
            5.6                  6.78                      82.6
            5.3                  6.30                      84.13
            5.5                  6.61                      83.21
            5.4                  6.40                      84.38
            5.35                 6.15                      86.99
            5.3                  6.05                      87.6
            5.15                 5.92                      86.99
1998        5.15                 5.80                      88.79
            5.2                  5.92                      87.84
            5.25                 5.93                      88.53
            5.35                 5.95                      89.92
            5.2                  5.80                      89.66
            5.2                  5.65                      92.04
            5.18                 5.71                      90.72
            5.03                 5.27                      95.45
            4.95                 5.00                      99.00
            5.05                 5.16                      97.87

Source: Municipal Market Data

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES productivity offset the potential inflationary impact of strong domestic employment. With inflation held in check, the Federal Reserve Board provided liquidity to the markets by lowering short-term interest rates. Since the end of September, the Federal Reserve Open Market Committee cut the federal funds rate 75 basis points from 5.50 percent to 4.75 percent in three separate moves.

MUNICIPAL MARKET CONDITIONS

Municipal bond yields followed the downward trend of Treasury yields at a more moderate pace. At the end of October, long-term insured municipal index yields stood at 5.05 percent, index yields declined 30 basis points over the last 12 months. In contrast, 30-year U.S. Treasury bond yields fell 100 basis points during the same period.

As municipals lagged the rally in Treasuries, the ratio of municipal yields to Treasury yields rose sharply to 98 percent. (A rising ratio means that municipals have underperformed Treasuries and have become more attractive on a relative basis.) This increase was similar to the jump witnessed in 1986, when tax-reform proposals threatened the favorable tax advantage of municipal bonds.

The overall decline in interest rates has led to a substantial increase in new issue municipal volume. Municipal issuance is on a pace to challenge 1993's underwriting record of $292 billion. Year-to-date, total municipal volume of $234 billion is up 32 percent. Half the underwriting volume was enhanced with bond insurance. Refundings represented 30 percent of total new issuance. California new issue underwriting accounted for 12 percent of national volume.

PERFORMANCE

The Trust's net asset value (NAV) increased from $15.50 to $16.00 per share during the fiscal year ended October 31, 1998. Based on this NAV change plus reinvestment of tax-free dividends of $0.7775 per share, the Trust's total NAV return was 8.69 percent. ICS's price on the New York Stock Exchange moved from $14.375 to $15.25 per share. Based on this change in market price plus reinvestment of dividends, the Trust's total market return was 11.71 percent. On October 31, 1998, the Trust traded at a 4.69 percent discount to NAV.

Monthly dividends for the fourth quarter of 1998 were declared in September. Beginning with the October 1998 dividend, the monthly dividend was reduced from $0.065 per share to $0.0625 per share, to more closely reflect the Trust's anticipated income. The level of undistributed net investment income declined from $0.086 to $0.072 per share. Subsequent to the end of the fiscal year, the Trust declared a capital gain distribution of $0.1566 per share.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

LARGEST SECTORS as of October 31, 1998 (% of Net Assets)

Tax Allocation                                                    25%
Hospital                                                          16%
General Obligation                                                13%
Water & Sewer                                                     11%
Transportation                                                     8%
Mortgage                                                           8%
Electric                                                           7%
Refunded                                                           5%
All Others                                                         7%

Portfolio structure is subject to change.

CREDIT ENHANCEMENTS as of October 31, 1998 (% of Net Assets)

MBIA                                                              37%
AMBAC                                                             31%
FSA                                                               18%
FGIC                                                              12%
CONNIE LEE                                                         2%

Portfolio structure is subject to change.


CALL STRUCTURE as of October 31, 1998
(% of Total Long-Term Portfolio)

WEIGHTED AVERAGE
CALL PROTECTION: 6 YEARS

Years Bonds Callable                      Percent Callable
        1999                                      0%
        2000                                      0%
        2001                                      0%
        2002                                      5%
        2003                                     40%
        2004                                     38%
        2005                                      3%
        2006                                      0%
        2007                                      0%
        2008                                     14%
        2009+                                     0%

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the fiscal year. Investments were diversified among 12 long-term sectors and 27 credits. As illustrated in the accompanying chart, the distribution of call dates in the portfolio produced 6 years of weighted average call protection.

The Trust's weighted average maturity was 21 years. Average duration (a measure of price volatility to interest rate changes) was 7 years. To assure the timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance.

LOOKING AHEAD

Global economic conditions seem likely to keep inflationary pressures under control and have contributed to lower interest rates. The fixed-income markets have also begun to anticipate the possibility of additional monetary easing by the Fed. With the municipal relationship to Treasuries more favorable than it has been in the last 10 years, the outlook for municipal bonds is positive.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured California Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On June 23, 1998, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Edwin J. Garn
For.........................................................   3,206,919
Withheld....................................................      55,828

John R. Haire
For.........................................................   3,208,875
Withheld....................................................      53,872

Michael E. Nugent
For.........................................................   3,209,749
Withheld....................................................      52,998

Philip J. Purcell
For.........................................................   3,209,924
Withheld....................................................      52,823

The following Trustees were not standing for reelection at this meeting: Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John
L. Schroeder.

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP (THE SUCCESSOR FIRM TO PRICE WATERHOUSE LLP AS OF JULY 1, 1998) AS THE TRUST'S INDEPENDENT
ACCOUNTANTS:

For.........................................................   3,156,974
Against.....................................................      10,418
Abstain.....................................................      95,355

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS October 31, 1998

PRINCIPAL
AMOUNT IN                                                                 COUPON    MATURITY
THOUSANDS                                                                  RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (101.9%)
            General Obligation (13.3%)
            California,
 $ 3,000     Refg 10/01/98 (MBIA).......................................    4.50%   10/01/28    $2,785,890
   3,000     Various Purpose 03/01/94 (FSA)**...........................    5.50    03/01/20     3,141,570
   3,000    Moulton-Niguel Water District, 1993 Refg (MBIA)**...........    5.00    09/01/19     2,992,110
 -------                                                                                        ----------
   9,000                                                                                         8,919,570
 -------                                                                                        ----------

            Educational Facilities Revenue (2.5%)
   1,500    California Educational Facilities Authority, National
 -------     University Ser 1994 (Connie Lee)...........................    6.20    05/01/21     1,665,195
                                                                                                ----------

            Electric Revenue (7.4%)
   1,000    Anaheim Public Financing Authority, San Juan 2nd Ser
             (FGIC).....................................................    5.75    10/01/22     1,072,320
   4,000    Burbank, Electric Ser 1998 (FSA) (WI).......................    4.75    06/01/23     3,870,440
 -------                                                                                        ----------
   5,000                                                                                         4,942,760
 -------                                                                                        ----------

            Hospital Revenue (15.5%)
   2,000    Anaheim, Anaheim Memorial Hospital Association COPs
             (AMBAC)....................................................    5.125   05/15/20     2,018,000
   3,000    California Health Facilities Financing Authority, Catholic
             Healthcare West Ser 1994 B (AMBAC).........................    5.00    07/01/21     2,979,690
   3,000    California Statewide Communities Development Authority,
             Sharp Health Care COPs (MBIA)..............................    6.00    08/15/24     3,304,050
   2,000    San Mateo County Joint Powers Financing Authority, San Mateo
             County Health Center 1994 Ser A (FSA)......................    5.75    07/15/22     2,149,420
 -------                                                                                        ----------
  10,000                                                                                        10,451,160
 -------                                                                                        ----------

            Mortgage Revenue - Multi-Family (4.8%)
   3,000    Los Angeles Community Redevelopment Agency, 1994 Ser A
             (AMBAC)....................................................    6.45    07/01/17     3,209,850
 -------                                                                                        ----------

            Mortgage Revenue - Single Family (2.9%)
   1,880    California Housing Financing Agency, 1995 Ser B (AMT)
             (AMBAC)....................................................    6.25    08/01/14     1,981,370
 -------                                                                                        ----------

            Public Facilities Revenue (3.2%)
   1,000    Glendale Unified School District, 1994 Ser A COPs (AMBAC)...    6.00    03/01/19     1,103,230
   1,000    Los Angeles Convention & Exhibition Center Authority, 1993
             Refg Ser A (MBIA)..........................................    5.375   08/15/18     1,027,660
 -------                                                                                        ----------
   2,000                                                                                         2,130,890
 -------                                                                                        ----------

            Tax Allocation Revenue (25.4%)
   3,000    Bay Area Government Association, Pool 1994 Ser A (FSA)......    6.00    12/15/24     3,342,210
   2,000    Brea Redevelopment Agency, 1993 Refg Ser AB (MBIA)..........    5.75    08/01/23     2,148,100
   2,000    Cerritos Public Finance Authority, Los Coyotes Redev Ser
             1993 A (AMBAC).............................................    5.75    11/01/22     2,149,620
   3,000    Corona Redevelopment Agency, Area A 1994 Refg Ser A
             (FGIC).....................................................    6.25    09/01/13     3,378,930

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                 COUPON    MATURITY
THOUSANDS                                                                  RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------
 $ 3,000    Pittsburgh Redevelopment Agency, Los Medanos Refg Ser 1993 A
             (AMBAC)....................................................    5.00%   08/01/17    $3,008,280
   3,000    Yorba Linda Redevelopment Agency, Ser 1993 A (MBIA).........    5.25    09/01/23     3,054,930
 -------                                                                                        ----------
  16,000                                                                                        17,082,070
 -------                                                                                        ----------

            Transportation Facilities Revenue (8.0%)
            San Francisco Airports Commission, San Francisco Int'l
             Airport
   2,000     Second Ser Refg Issue 4 (MBIA).............................    6.00    05/01/20     2,191,580
   2,000     Second Ser Refg Issue 2 (MBIA).............................    6.75    05/01/20     2,252,740
   1,000    San Francisco Bay Area Rapid Transit District, Sales Tax Ser
             1998 (AMBAC)...............................................    4.75    07/01/23       966,100
 -------                                                                                        ----------
   5,000                                                                                         5,410,420
 -------                                                                                        ----------

            Water & Sewer Revenue (10.6%)
   1,000    East Bay Municipal Utility District, Water Ser 1998
             (MBIA).....................................................    4.75    06/01/34       955,390
   1,000    Eastern Municipal Water District, Water & Sewer Refg Ser
             1998 A COPs (FGIC).........................................    4.75    07/01/23       966,100
   2,900    Garden Grove Public Finance Authority, Water Ser 1993
             (FGIC).....................................................    5.50    12/15/23     3,038,939
   2,000    Los Angeles, Wastewater Refg Ser 1993 A (MBIA)..............    5.70    06/01/20     2,135,460
 -------                                                                                        ----------
   6,900                                                                                         7,095,889
 -------                                                                                        ----------

            Other Revenue (3.3%)
   2,000    South Orange County Public Financing District #88-1, 1994
             Ser A (MBIA)...............................................    6.00    09/01/18     2,201,620
 -------                                                                                        ----------

            Refunded (5.0%)
   3,000    Central Coast Water Authority, Ser 1992 (AMBAC).............    6.60    10/01/02+    3,388,350
 -------                                                                                        ----------

  65,280    TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS
            (Identified Cost $61,617,062)....................................................   68,479,144
 -------                                                                                        ----------

            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS (2.3%)
     700    California Health Facilities Financing Authority, Adventist
             Health/West 1998 Ser B (Demand 11/02/98)...................    3.60*   09/01/28       700,000
     800    California Pollution Control Financing Authority, Pacific
 -------     Gas & Electric Co Ser 1996 F (Demand 11/02/98).............    3.60*   11/01/26       800,000
                                                                                                ----------
   1,500    TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS
---------   (Identified Cost $1,500,000).....................................................    1,500,000
                                                                                                ----------

 $66,780    TOTAL INVESTMENTS (Identified Cost $63,117,062) (a)..................      104.2%   69,979,144
 =======

            LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.......................       (4.2)   (2,800,978)
                                                                                       -----    ----------

            NET ASSETS...........................................................      100.0%  $67,178,166
                                                                                       =====    ==========


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
    WI      Security purchased on a "when-issued" basis.
    +       Prerefunded to call date shown.
    *       Current coupon of variable rate demand obligation.
    **      Some or all of these securities are segregated in connection with the purchase of "when-issued" securities.
   (a)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $6,973,632 and the aggregate gross
            unrealized depreciation is $111,550, resulting in net
            unrealized appreciation of $6,862,082.

Bond Insurance:
  AMBAC     AMBAC Indemnity Corporation.
Connie Lee  Connie Lee Insurance Company.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998
ASSETS:
Investments in securities, at value
 (identified cost $63,117,062).............................. $69,979,144
Cash........................................................     155,310
Interest receivable.........................................     995,751
Deferred organizational expenses............................       2,622
Prepaid expenses............................................       2,349
                                                              ----------

    TOTAL ASSETS............................................  71,135,176
                                                              ----------

LIABILITIES:
Payable for:
    Investment purchased....................................   3,870,440
    Investment management fee...............................      23,309
Accrued expenses............................................      63,261
                                                              ----------

    TOTAL LIABILITIES.......................................   3,957,010
                                                              ----------

    NET ASSETS.............................................. $67,178,166
                                                              ==========

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, none
 issued)....................................................          --
                                                              ----------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 4,198,513 shares
 outstanding)............................................... $59,355,572
Net unrealized appreciation.................................   6,862,082
Accumulated undistributed net investment income.............     303,208
Accumulated undistributed net realized gain.................     657,304
                                                              ----------

    TOTAL NET ASSETS........................................ $67,178,166
                                                              ==========

NET ASSET VALUE PER COMMON SHARE
 ($67,178,166 divided by 4,198,513 common shares
 outstanding)...............................................      $16.00
                                                             ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the year ended October 31, 1998
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $3,588,124
                                                              ----------

EXPENSES
Investment management fee...................................     231,856
Professional fees...........................................      51,819
Shareholder reports and notices.............................      28,792
Transfer agent fees and expenses............................      18,875
Registration fees...........................................      17,181
Trustees' fees and expenses.................................      12,773
Organizational expenses.....................................       7,997
Custodian fees..............................................       3,232
Other.......................................................      11,043
                                                              ----------

    TOTAL EXPENSES..........................................     383,568

Less: expense offset........................................      (3,225)
                                                              ----------

    NET EXPENSES............................................     380,343
                                                              ----------

    NET INVESTMENT INCOME...................................   3,207,781
                                                              ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................     683,210
Net change in unrealized appreciation.......................   1,470,354
                                                              ----------

    NET GAIN................................................   2,153,564
                                                              ----------

NET INCREASE................................................  $5,361,345
                                                              ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE YEAR       FOR THE YEAR
                                                            ENDED              ENDED
                                                       OCTOBER 31, 1998   OCTOBER 31, 1997
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................    $ 3,207,781        $ 3,271,980
Net realized gain (loss).............................        683,210               (377)
Net change in unrealized appreciation................      1,470,354          2,115,361
                                                         -----------        -----------

    NET INCREASE.....................................      5,361,345          5,386,964

Dividends to common shareholders from net investment
 income..............................................     (3,264,337)        (3,402,772)
Decrease from transactions in common shares of
 beneficial interest.................................        (29,498)          (626,777)
                                                         -----------        -----------

    NET INCREASE.....................................      2,067,510          1,357,415
NET ASSETS:
Beginning of period..................................     65,110,656         63,753,241
                                                         -----------        -----------

    END OF PERIOD
    (Including undistributed net investment income of
    $304,458 and $361,014, respectively).............    $67,178,166        $65,110,656
                                                         ===========        ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS October 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured California Municipal Securities (the "Trust"), formerly InterCapital Insured California Municipal Securities (the Trust changed its name effective December 21, 1998), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc. paid the organizational expenses of the Trust's common shares in the amount of $40,000 which have been reimbursed by the Trust for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $10,354,399 and $7,508,469, respectively.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1998, the Trust had transfer agent fees and expenses payable of approximately $400.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Upon issuance, the Trust will be subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   -----------
Balance, October 31, 1996...................................  4,245,213    $42,452    $59,969,395
Treasury shares purchased and retired (weighted average
 discount 6.99%)*...........................................    (44,700)      (447)      (626,330)
                                                              ---------    -------    -----------
Balance, October 31, 1997...................................  4,200,513     42,005     59,343,065
Treasury shares purchased and retired (weighted average
 discount 5.09%)*...........................................     (2,000)       (20)       (29,478)
                                                              ---------    -------    -----------
Balance, October 31, 1998...................................  4,198,513    $41,985    $59,313,587
                                                              =========    =======    ===========

---------------------
* The Trustees have voted to retire the shares purchased.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1998, the Trust utilized its net capital loss carryover of approximately $26,000.

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 29, 1998, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD            PAYABLE
PER SHARE        DATE              DATE
---------  ----------------  -----------------

 $0.0625   November 6, 1998   November 20, 1998

 $0.0625   December 4, 1998   December 18, 1998

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                                FOR THE PERIOD
                                                                   FOR THE YEAR ENDED OCTOBER 31**            FEBRUARY 28, 1994*
                                                              -----------------------------------------            THROUGH
                                                                1998       1997       1996       1995         OCTOBER 31, 1994**
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................   $15.50     $ 15.02    $14.84     $13.15              $14.06
                                                               ------     -------    ------     ------              ------
Net investment income.......................................     0.76        0.78      0.78       0.76                0.41
Net realized and unrealized gain (loss).....................     0.52        0.50      0.12       1.59               (0.92)
                                                               ------     -------    ------     ------              ------
Total from investment operations............................     1.28        1.28      0.90       2.35               (0.51)
                                                               ------     -------    ------     ------              ------
Less dividends and distributions from:
 Net investment income......................................    (0.78)      (0.81)    (0.75)     (0.72)              (0.36)
 Net realized gain..........................................       --          --     (0.01)        --                  --
                                                               ------     -------    ------     ------              ------
Total dividends and distributions...........................    (0.78)      (0.81)    (0.76)     (0.72)              (0.36)
                                                               ------     -------    ------     ------              ------
Anti-dilutive effect of acquiring treasury shares...........       --        0.01      0.04       0.04                0.04
                                                               ------     -------    ------     ------              ------
Offering costs charged against capital......................       --          --        --       0.02               (0.08)
                                                               ------     -------    ------     ------              ------
Net asset value, end of period..............................   $16.00     $ 15.50    $15.02     $14.84              $13.15
                                                               ======     =======    ======     ======              ======
Market value, end of period.................................   $15.25     $14.375    $13.50     $12.50              $11.00
                                                               ======     =======    ======     ======              ======
TOTAL INVESTMENT RETURN+....................................    11.71%      12.64%    14.33%     20.51%             (24.55)%(1)

RATIOS TO AVERAGE NET ASSETS:
Total expenses..............................................     0.58%(3)    0.56%(3)  0.58%(3)   0.72%(3)            0.65%(2)
Net investment income.......................................     4.84%       5.14%     5.22%      5.35%               4.45%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $67,178     $65,111   $63,753    $64,469             $58,822
Portfolio turnover rate.....................................       12%         --        --          3%                 --

---------------------
  * Commencement of operations.
 ** The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Insured California Municipal Securities (the " Trust"), formerly InterCapital Insured California Municipal Securities, at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 28, 1994 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 21, 1998


                      1998 FEDERAL TAX NOTICE (unaudited)

         For the year ended October 31, 1998, all of the Trust's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

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

                      (This Page Intentionally Left Blank)

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-------------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
INSURED
CALIFORNIA
MUNICIPAL
SECURITIES

Annual Report
October 31, 1998